UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                      ---------------------------


                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  December 12, 1997
                                                  -----------------


                              NEWELL CO.
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          (Exact Name of Registrant as Specified in Charter)




     Delaware                 1-9608            36-3514169
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(State or Other            (Commission         (IRS Employer
Jurisdiction of            File Number)        Identification No.)
Incorporation)




          29 East Stephenson Street, Freeport, Illinois 61032
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          (Address of Principal Executive Offices)   (Zip Code)




Registrant's telephone number, including area code  (815) 235-4171
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


ITEM 5.   OTHER EVENTS.

          Newell Co. ("Newell") issued a news release dated December 12, 1997 announcing the completion of a private placement of $500,000,000 of convertible preferred securities of a subsidiary trust. A copy of the news release is attached as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               (99) News Release dated December 12, 1997.

ITEM 9.   SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On December 12, 1997, Newell completed a private placement of $500,000,000 of 5 1/4% Convertible Quarterly Income Preferred Securities of a subsidiary trust with a liquidation preference of $50 per security (the "Preferred Securities"). Newell's subsidiary trust sold the Preferred Securities to the Initial Purchasers in reliance on
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Initial Purchasers of the Preferred Securities were Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Robert
W. Baird & Co. Incorporated, Bear, Stearns & Co. Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, which received an aggregate discount of $12.50 million. The Initial Purchasers sold $496,450,000 liquidation preference of the Preferred Securities in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Initial Purchasers or their international affiliates also sold $3,550,000 liquidation preference of the Preferred Securities outside the United States in reliance on Regulation S under the Securities Act. Each Preferred Security is convertible at any time in a prescribed manner at the option of the holder into shares of common stock, par value $1.00 per share, of Newell ("Newell Common Stock") at the rate of 0.9865 shares of Newell Common Stock for each Preferred Security (equivalent to an approximate conversion price of $50.685 per share of Newell Common Stock), subject to adjustment under certain circumstances.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   NEWELL CO.
                                     (Registrant)






                                   /s/ William T. Alldredge
Date:  December 18, 1997      By: --------------------------
                                   William T. Alldredge
                                   Vice President -- Finance

                             EXHIBIT INDEX


Exhibit
  No.                    Description
-------                  -----------


   99               News Release dated December 12, 1997